1 Analyst Day February 5, 2013

2 Forward-Looking Statements This release contains statements relating to future results of the company (including certain projections and business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “believe,” “expect,” “anticipate,” “estimate,” “should,” “are likely to be,” “will” and similar expressions. SEC filings may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to reduced production for certain military programs and our ability to secure new military programs as our primary military programs wind down by design in future years; reliance on major original equipment manufacturer (“OEM”) customers and possible negative outcomes from contract negotiations with our major customers, including failure to negotiate acceptable terms in contract renewal negotiations; our ability to successfully manage rapidly changing volumes in the commercial truck markets and work with our customers to adjust their demands in view of rapid changes in production levels; global economic and market cycles and conditions; availability and sharply rising costs of raw materials, including steel, and our ability to manage or recover such costs; our ability to manage possible adverse effects on our European operations, or financing arrangements related thereto, in the event one or more countries exit the European monetary union; risks inherent in operating abroad (including foreign currency exchange rates, implications of foreign regulations relating to pensions and potential disruption of production and supply due to terrorist attacks or acts of aggression); rising costs of pension and other postretirement benefits; the ability to achieve the expected benefits of restructuring actions; the demand for commercial and specialty vehicles for which we supply products; whether our liquidity will be affected by declining vehicle productions in the future; OEM program delays; demand for and market acceptance of new and existing products; successful development of new products; labor relations of our company, our suppliers and customers, including potential disruptions in supply of parts to our facilities or demand for our products due to work stoppages; the financial condition of our suppliers and customers, including potential bankruptcies; possible adverse effects of any future suspension of normal trade credit terms by our suppliers; potential difficulties competing with companies that have avoided their existing contracts in bankruptcy and reorganization proceedings; potential impairment of long-lived assets, including goodwill; potential adjustment of the value of deferred tax assets; competitive product and pricing pressures; the amount of our debt; our ability to continue to comply with covenants in our financing agreements; our ability to access capital markets; credit ratings of our debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-related matters; the outcome of actual and potential product liability, warranty and recall claims; and possible changes in accounting rules; as well as other substantial costs, risks and uncertainties, including but not limited to those detailed herein and from time to time in other filings of the company with the SEC. These forward-looking statements are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law. All earnings per share amounts are on a diluted basis. The company's fiscal year ends on the Sunday nearest Sept. 30, and its fiscal quarters generally end on the Sundays nearest Dec. 31, March 31 and June 30. All year and quarter references relate to the company's fiscal year and fiscal quarters, unless otherwise stated.

3 Agenda Business Summary Chip McClure Chairman, CEO & President Commercial Truck & Industrial Segment Jay Craig, Senior Vice President and President, Commercial Truck & Industrial Aftermarket & Trailer Segment and Product Innovation Pedro Ferro, Senior Vice President and President, Aftermarket & Trailer 2013 Financial Outlook Kevin Nowlan Vice President & CFO Treasury Update Carl Anderson Vice President & Treasurer

4 Meritor 2012 Execution Review Delivered on our commitments in 2012 Focused Execution Margin Expansion Capital Structure Free Cash Flow • Invested in flexibility to better respond to market dynamics • Transformed European air disc brake operation to world class • Completed NA and SA gear footprint revitalization • Continued expansion of core precision forging operations •Maintained ample liquidity • Amended and extended revolver and U.S. securitization facility • Refinanced convertible debt maturity in Dec. 2012 • Lowered break-even • Generated significant positive operating cash flow •Meaningful funding of frozen pension plans • Expanded EBITDA margin from prior year despite lower revenue  Pricing actions  EU footprint actions  Reduced fixed costs  Successfully managed ramp up of FMTV to peak levels  Material cost recoveries

5 Executive Leadership Team Seasoned management team

6 New Business Segments • New and remanufactured axles, brakes, suspensions, transmissions and components for all-makes aftermarket customers • Wide variety of undercarriage products and systems for trailer applications • Drivetrain systems and components including axles, drivelines, braking and suspension systems • Medium- and heavy-duty truck markets in North America, South America, Europe and Asia Pacific • On- and off-highway, defense, construction, bus and coach, fire and emergency Aftermarket & Trailer Commercial Truck & Industrial

7 FY12 Sales by Segment Globally Diverse Business Portfolio(1) FY12 Sales by Region FY12 Sales: $4.4B 1) Prior period amounts have been recast to reflect segment reorganization in first quarter FY13 (see appendix)

8 • Material cost reductions • Labor and burden performance • Selling, general and administrative costs aligned with revenue Pricing For Meritor Value Footprint Optimization • Mature western markets – managing for efficiency • Emerging markets – investing for growth • Broad, highly engineered product portfolio • Unique product solutions for specific vehicle applications • Highly efficient products • Sophisticated manufacturing capability and flexibility Proactively Managing Costs Investing for our Future • Global market leader • Ability to manage product complexity • World-class quality and durability • Industry-leading service Track Record for Improving Performance

9 Maintain Flexibility in Uncertain Global Markets Retain and expand global leadership positions •Achieve 10 percent EBITDA margin target by FY16(1) •Generate sustainable cash flow performance •Reduce leverage •Continue to improve manufacturing productivity •Maximize value proposition with customers •Grow core business Driving to 2016 Objectives 1) Based on management’s current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide “Forward Looking Statements.”

10 Investing for Our Future • Respond to efficiency and safety requirements • Leverage product portfolio through global channel • Retain and expand global leadership positions • Focus on LEAN • Drive improvements in manufacturing productivity • Maintain and improve core, competitive advantage Product Innovation Manufacturing Excellence Leading global supplier in the industry Continuing to invest in high-performing team

11 Investing for Our Future Global Capital Investment 2011 and 2012 • Gearing • Housing • Assembly • Forging • Gearing • Assembly • Housing • Assembly • Brakes • Housing • Off-Highway Housing • Carrier • Assembly North America $68M South America $22M Europe $53M Asia Pacific $26M Investment continues through all cycles ($428M in five years) • Gearing • Assembly • Forging • Brakes • IT Systems • New Products 2013 Priorities 1) Meritor forecast based on management’s current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide “Forward Looking Statements.”

12 Experts at Managing Complexity

13 Monterrey Ring Rolling Ring Rolling • Bar stock in, gears out • Increased material yield by 10 percent • Significant inventory reduction: $1 million in Mexico gearing Brake Spiders • Control point of proliferation close to final assembly • More than 2,000 active finished part numbers Ring Roll - Monterrey Brake Spiders - York Flexible Manufacturing

14 Lindesberg Optimization • Invested $16 million in 2011 and 2012 • Flexible manufacturing to accommodate more than 6,000 final assemblies • Just in time sequence delivery: $3.4 million inventory reduction • Single piece flow and layout optimization • Improved quality Flexible Manufacturing Automation Flexibility

15 Earned Market Leadership Positions(1) • Demonstrated advantages in tire wear, durability and maintenance • Industry leading safety features included

Commercial Truck & Industrial Jay Craig Senior Vice President and President Commercial Truck & Industrial

17 1) Meritor uses Segment EBITDA as the primary basis for the chief operating decision maker to evaluate the performance of each of the company’s reportable segments. 2) Prior period amounts have been recast to reflect segment reorganization in first quarter FY13 (see appendix). (2) • Optimized capacity model - Invested to reduce premium and layered capacity costs - Managed customer volume expectations • Increased base pricing and managed commodity cost recovery mechanisms • Rationalized European manufacturing footprint • Completed successful ramp up of FMTV • Strategically positioned on HMMWV Recap and JLTV programs • Launched LCV axle in India market (< 6 Ton) 2012 in Review – Commercial Truck & Industrial(1)(2) Commercial Truck & Industrial FY12 Sales $3,612 Segment EBITDA 270 Percent of Sales 7.5% Profitably Managed Cyclicality (in millions)

18 North America •Three-year front axle agreement for major OEM South America • 18X axle supporting global truck program with Ford •Single rear axle for MAN new extra heavy vehicle •Awarded MC 120 axle contract supporting new medium duty truck platform for MAN China •All-terrain crane axle and rock drilling machine axles for XCMG India •Hub reduction axles for Daimler Commercial Vehicles India •LCV axle agreement for Ashok Leyland Nissan New Business for Commercial Truck & Industrial Axles North America •Disc brake agreement for major OEM starting in 2013 Asia/Pacific •Drum brake agreement for major OEM supporting truck market in China, India and ASEAN region starting in 2013 Europe •Disc brake agreement for major OEM starting in 2014 Brakes North America •RPL drivelines now available at Mack on Pinnacle products South America •RPL drivelines across multiple OEMs Drivelines

19 Customer North America Europe South America China India Australia Top Customers 2012 FY12 Commercial Truck & Industrial Sales: $3.6B Commercial Truck & Industrial Overview(1) 1) Prior period amounts have been recast to reflect segment reorganization in first quarter FY13 (see appendix).

Market Outlook
Commercial Truck & Industrial[(1)]

North America
Class 8 & 5-7 Production (000)



Class 8
Class 5-7
272
118
154
422
167
255
464
186
278
462
198
264
478
182
296
420
190
230
517
215
302
516
231
285
488
243
245
2010
2011
2012
2013
FY12
FY13
FY14
FY15
FY16
MTOR FCST
LMC FCST

Sources: ACT 2010 thru 2013 - MTOR FY13 - LMC FY14 thru FY16

North America
- Positive fundamentals should support future growth
- Focus on reducing fleet age
- Expanding economy, especially in housing market, should provide tailwinds for growth

South America
- Government incentive packages providing boost in truck demand
- Infrastructure investments associated with the 2014 World Cup and the 2016 Olympics should provide renewed momentum

Western Europe
- Longer-term monetary policy should bolster demand
- Many years below replacement demand

Western Europe
Medium & Heavy Production GVW>6t (000)



314
416
375
343
392
368
379
423
471
2010
2011
2012
2013
FY12
FY13
FY14
FY15
FY16
MTOR FCST
LMC FCST

Sources: LMC 2010 thru 2013 & FY12

South America
Medium & Heavy Production GVW>6t (000)



190
217
141
171
165
166
195
220
210
2010
2011
2012
2013
FY12
FY13
FY14
FY15
FY16
MTOR FCST
LMC FCST

Sources: LMC 2010 thru 2013 & FY12

1) Meritor forecast based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."

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Market Outlook
Commercial Truck & Industrial[1]

China Construction Production

Calendar Year History & Fiscal Year Forecast (000)



256
290
220
192
217
190
201
215
222
2010
2011
2012
2013
MTOR FCST
FY12
FY13
FY14
FY15
FY16
MTOR FCST

Sources: China Construction Machinery Association (CCMA) 2010 thru 2012

China
- Economic uncertainty balanced by government infrastructure project
- Long-term growth prospects for mining remain positive

Military
- FMTV production ending FY 2014
- Supporting two future military programs: HMMWV Recap and JLTV

India
- Inflation remains high and domestic and political headwinds are a concern
- Longer-term truck demand should benefit from substantial infrastructure investment

FMTV Production

Fiscal Year



Meritor Forecast
Down ~30%
Down ~50%
No Production
FY08
FY09
FY10
FY11
FY12
FY13
MTOR FCST
FY14
MTOR FCST
FY15
MTOR FCST

India

Medium & Heavy Production GVW>6t (000)



303
329
285
300
315
258
327
367
392
2010
2011
2012
2013
FY12
FY13
MTOR FCST
FY14
FY15
LMC FCST
FY16

Sources: LMC 2010 thru 2013 & FY12

1) Meritor forecast based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."

21

22 Regional Business Focus Initiatives in FY13

23 Managing Cyclicality

Market Leadership in North America

NAVISTAR

- Long-term agreement for rear axles and drum brakes in standard data book position into 2016
- Standard position on International medium duty trucks and IC Bus brand into 2016
- Standard data book position for MeritorWABCO ABS into 2015



VOLVO

- Long-term agreement as the standard rear axle supplier for the Volvo and Mack line haul truck brands into 2015
- Long-term agreement as the standard driveline supplier at Volvo and Mack into 2015
- Standard data book position for MeritorWABCO air dryer at both Volvo and Mack into 2015
- Optional supplier of premium drum brakes



DAIMLER

- Long-term agreement as supplier of premium axles and drum brakes through end of 2013
- Standard supplier of brakes and drivelines to Freightliner and Western Star into 2013
- Standard data book position for MeritorWABCO steer-axle service chambers into 2015



PACCAR

- Optional supplier of premium axles, brakes and drivelines at Kenworth, Peterbilt and KENMEX



REDUCE STRUCTURAL COSTS AND DRIVE SYNERGIES | MANUFACTURING EXCELLENCE (LEAN) | PRODUCT INNOVATION | MARKET SHARE AND PRICING | DE-PROLIFERATE PRODUCT PORTFILIO | REDUCE MATERIAL COSTS

24

North America Defense Programs


FMTV vs. HMMWV/JLTV
Revenue
FY 2012
FY 2018
Assumes Lockheed Martin on JLTV
FMTV
HMMWV and JLTV



PROTEC FMTV

- Peak revenue for HMMWV and JLTV combined expected to exceed FMTV revenue in FY12

High Mobility Multipurpose Wheeled Vehicle (HMMWV) Recapitalization Program

- Currently working with Nevada Automotive Test Center (NATC) on Marine Corps Upgrade program competition
- Selection in 2013 and production in 2014



PROTEC HMMWV

Joint Light Tactical Vehicle (JLTV)

- Working on next development phase – Engineering, Manufacturing and Development (EMD)
  - Three contracts awarded in Aug. 2012
  - Two of three selected contractors use Meritor content
  - EMD phase from Aug. 2012 through ~ Nov. 2014
  - Final selection in 2015-2016 timeframe



PROTEC JLTV

1) Meritor forecast based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."

25

26 • Up to 14,000 pound GAWR • Up to 21 inches of wheel travel • Lightweight materials • JLTV application JLTV Development Series 30 Series 40 Series 50

27 Air Disc Brake Technology Next-Gen ADB ELSA Improvements Expanding Today’s ELSA Family Next-Gen Housing • Improved adjuster life – setting a new standard • Redesigned with manufacturing in mind to meet customer cost targets and Meritor margin expectations Expanding application coverage and performance • Caliper mounting • Air chamber interface • Hub and rotor options • Optimized castings • High degree of flexibility • High degree of commonality • More than 3 million sold since 2000 • Best-in-class torque, weight and pad life Application Tailored Bridge Application Tailored Carrier Common Global Housing Assembly 25kNm ELSA 225L ELSA 195M/L ELSA 225E ELSA 225T Optimised ELSA 225H

28 Investing for Our Future Brake Assembly in Europe • Lean and flexible automation • True single-piece flow • $4 million investment • 300,000 units per year capacity • Enhanced quality control and traceability Flexible Manufacturing Flexibility Quality

29 China Off-Highway Business(1) • Infrastructure Projects • Rail expansion •Water conservancy • Low-income housing • Longer-term commodities demand Growth Drivers Product percent of Meritor China FY12 sales 1) Prior period amounts have been recast to reflect segment reorganization in first quarter FY13 (see appendix).

30 MS06 LCV Axle MT610 Hub Reduction Axle 2-Speed Axle S-Cam Brake India Product and Market Expansion

31 Brazil Footprint Expansion Spring 2013: New facility in MAN supplier park in Resende, Brazil Construction Underway Products

32 Spend by Region Material Cost Spending by Commodity and Region • Over $2.5 billion direct material spending annually • Castings and forgings account for nearly 50 percent of total spend • North America sourcing represents half of spend • Approximately 13 percent of spend is sourced from Best Cost Country regions • More than 80 percent of spend has material surcharge agreements Spend by Commodity

33 Driving Reductions in Material Cost The Right Balance Three Pillars to Drive Cost Reductions Current Future

34 Screen Candidates Qualify & Agree Ship Successfully Relationship Commercial Viability Threat Develop (Experiment/ Educate) Strategic/ Grow Partners Vendors/ Maintain Exit Potential Minimize Driving Material Cost Reductions Best Country Sourcing Casting Example Americas Asia Europe

35 Plate to Coil conversion Approved Hot Rolled Coil for all blanks Volume Incentive Negotiated 3.5% price reduction Qualified New Supplier Allowed existing supplier to reduce price Year Two Year Four Year Three Added New Source Qualified as approved source Global Steel Spec approved enabling China source and alternative sources in U.S. Year One Driving Material Cost Reductions Technical Changes Axle Housing Example Leverage dual- sourcing strategy Negotiated piece price reductions with existing suppliers Technical savings unlock new opportunities that purchasing can act upon

Aftermarket & Trailer and Product Innovation Pedro Ferro Senior Vice President and President Aftermarket & Trailer

37 1) Meritor uses Segment EBITDA as the primary basis for the chief operating decision maker to evaluate the performance of each of the company’s reportable segments. 2) Prior period amounts have been recast to reflect segment reorganization in first quarter FY13 (see appendix). (2) • Initiated pricing in Aftermarket to recover increases in material costs • Introduced new core recovery processes to drive improved remanufacturing margins • Initiated rationalization of remanufacturing footprint in North America • 2012 financial results significantly impacted by weaker earnings in Trailer joint venture in Brazil and Aftermarket one-time, value-added tax contingency charge • Expanded drivetrain portfolio into all makes 2012 in Review - Aftermarket & Trailer(1)(2) Aftermarket & Trailer FY12 Sales $938 Segment EBITDA 81 Percent of Sales 8.6% (in millions)

38 Trailer Aftermarket • Full range of drivetrain and undercarriage parts and remanufactured products • Demand is less sensitive to market fluctuations and offers a cyclical buffer to volatility in global commercial truck markets • Undercarriage products and systems for trailer applications in North America and South America • Leading market position with joint venture in South America FY12 Sales: $938M Top Trailer Customers 2012 Top Aftermarket Customers 2012 North America South America North America Europe Aftermarket & Trailer Segment Overview(1) 1) Prior period amounts have been recast to reflect segment reorganization in first quarter FY13 (see appendix)

39 U.S. Truck Freight Ton Miles Seasonally Adjusted (trillions) Calendar Year North America Trailer Shipments Calendar Year History & Fiscal Year Forecast (000) • Growth in on-highway truck freight and commercial/domestic construction • Continue to focus on growth in remanufacturing • Expand trailer customer support and new product development 1) Meritor forecast based on management’s current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide “Forward Looking Statements.” Market Outlook – Aftermarket & Trailer(1) Percent of FY12 Aftermarket Sales

40 Global Aftermarket Capability

41 Gearing Servicing the Full Lifecycle of the Vehicle Servicing the Full Life Cycle of the Vehicle Products Brake Shoes ELSA Air Disc and S-Cam Lightweight Brake Drums Compressors 14X Drive Axle Wheel Seals RSD Friction Clutches Waterpumps Applying the Aftermarket Formula

Remanufacturing Overview

Growth Driver for Meritor Aftermarket


Revenue
21% CAGR
2007
2008
2009
2010
2011
2012

Remanufacturing Product Portfolio

- Air disc brakes
- Air valves
- Air compressors
- Axle carriers
- Drivelines
- Steering gears
- Brake shoes
- Hydraulic disc brakes
- Transmissions (manual/automatic)
- Trailer axles

Recognized Leadership

2010 HDRG Heavy Duty Remanufacturer of the Year


HDRG

Vice Chair Position in MERA

MERA Motor & Equipment Remanufacturers Association
Making a Difference for the Remanufacturing Industry

2012 ReMaTec Global Remanufacturer of the Year


REMANUFACTURER
OF THE YEAR 2012

42

43 Remanufacturing Process Driving Cost Reductions and Efficiencies

44 Steering Gear – Sector Shaft

45 North America Trailer - Air Suspension Growth • Five new MTA suspension models introduced during last 24 months • Newest MTA25L and MTA30L to begin production in Q1 FY13 • Technology is applicable in ROW markets • Demonstrated advantages in tire wear, durability and maintenance • Industry leading safety features included FY09 FY13+ Meritor Addressable Market Strategic growth through expansion of addressable trailer market in North America

46 Industry Leading Axle Position •Wabash standard position LTA secured beginning Oct. 2012 • Meritor maintains the leading share position on loose axles in the industry • Now standard on all major dry and refrigerated van OEMs • Next generation axle technology currently under development North America Trailer Axles and MTIS™ (by P.S.I)(1) Adoption Rate - OEM Retrofits MTIS MTIS Trailer Axles Meritor Tire Inflation System 1) Meritor forecast based on management’s current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide “Forward Looking Statements.” MTOR FCST MTOR FCST

47 • Wabash National has selected our trailer axles to be standard equipment on all its trailers • Awarded long-term supply contract with Navistar expanding our relationship and standard positions • Executed multi-year agreement with Daimler Trucks North America • Awarded remanufacturing contract of Navistar MXT for British Ministry of Defense • Launched two new product series with Meritor AllFit and Meritor Green New Business for Aftermarket & Trailer

Product Innovation

49 Technology Focus Areas • High-efficiency and lightweight products improve fuel economy • Advancements in brake technology advance safety and maintain global leadership position • Tailored products fit regional needs and support market expansion • Suspension portfolio delivers maximum maneuverability in extreme combat environment • Robust application and validation ensure reliability and uptime

50 Market Expansion - Leveraging our Product Portfolio through the Global Channel

51 Drive Axle Enhancements (North America)

52 Drive Axle Enhancements (Europe) Objective • Best in class efficiency • Faster ratios (<2.50) • Higher GCW than 17X Approach • Lower vertical offset for improved efficiency • More robust pinion and bearings for higher GCW • Weight-optimized carrier 1 1 2 3 2 3 17X EVO

53 Product Complexity Management Analysis Key Actions Initial Results THE CORE 80% • New Pricing Methodology • Sourcing Strategy • Simplify Product Line EBITDA % Complexity Customers P ro d u c ts 1. Optimization of customers, products and margins 2. Lean Six Sigma 3. Smart de-proliferation 4. Business process simplification 5. Focused innovation • Reducing the number of discrete products, within a product line offering, consistent with the business strategy • Defining a clear position on “tailored products”: - How they are to be priced, produced and who should get them? • Creating “filters” to decide: - Why do we have to offer the product and to whom? • Aligning manufacturing processes to support the product line Meritor 80/20 – Key Initiatives De-Proliferation Methodology Non-Drive Front Axle Example

Financial Update Kevin Nowlan Vice President & CFO

Segment and Adjusted EBITDA (1)(2)(3)(4)(5)

(in millions)

	Fiscal Year Ended Sept 30, 2012	Fiscal Year Ended Sept 30, 2011	First Quarter Ended Dec 31, 2012	First Quarter Ended Dec 31, 2011
Sales				
Commercial Truck & Industrial	$3,612		$715	$975
Aftermarket & Trailer	938		203	218
Intersegment Sales Eliminations	(132)		(27)	(34)
Total Sales	$4,418	$4,622	$891	$1,159
EBITDA				
Commercial Truck & Industrial	$270		$34	$61
Aftermarket & Trailer	81		13	17
Segment EBITDA	$351	$358	$47	$78
Unallocated Corporate Income (Expense)	(6)	(11)	(1)	1
Adjusted EBITDA	$345	$347	$46	$79
Adjusted EBITDA Margin	7.8%	7.5%	5.2%	6.8%

(1) Adjusted EBITDA margin equals Adjusted EBITDA divided by sales. See appendix for consolidation and comparison to GAAP measures. See Appendix – "Non-GAAP Financial Information."

(2) GAAP net income attributable to Meritor, Inc. was $52 million for FY12 and $63 million for FY11. GAAP net income from continuing operations attributable to Meritor, Inc. was $70 million for FY12 and $65 for FY11. GAAP net loss attributable to Meritor, Inc. was $15 million for Q1 FY 2013 and $22 million for Q1 FY 2012. GAAP net loss from continuing operations attributable to Meritor, Inc. was $10 million for Q1 FY 2013 and $13 million for Q1 FY 2012.

(3) Meritor uses Segment EBITDA as the primary basis for the chief operating decision maker to evaluate the performance of each of the company's reportable segments.

(4) Segment EBITDA for FY12 and related quarters has been recast to reflect segment reorganization in first quarter FY13 (see appendix).

(5) Adjusted EBITDA for FY11 is reconciled in 2012 10-K (page 28). Adjusted EBITDA for the quarter ended Dec. 31, 2012 is reconciled in 8-K dated Jan. 30, 2013.

55

56 Income (Loss) From Continuing Operations $81 $82 ($10) ($9) Net Spending (D&A less Capital Expenditures) (26) (39) 1 (8) Pension and Retiree Medical, Net of Expense (62) - (5) (11) Additional Voluntary Pension Contribution (25) - - - Performance Working Capital (2) 37 (177) (98) (75) Off-Balance Sheet Accounts Receivable Securitization and Factoring (24) 144 33 77 Other 41 (4) (12) 16 Free Cash Flow from Continuing Operations before Restructuring $22 $6 ($91) ($10) Restructuring Payments (22) (13) (5) (7) Discontinued Operations (12) (63) (10) (3) Free Cash Flow (3) ($12) ($70) ($106) ($20) Cash Flow Provided by (Used for) Operations $77 $41 ($91) $5 1) See Appendix – “Non-GAAP Financial Information.” 2) Change in payables less changes in receivables and inventory. 3) Free cash flow reconciled to U.S. GAAP in FY12 form 10-K (page 32) and form 10-Q for the quarter ended Dec. 31, 2012 (page 37). Fiscal Year Ended Sept 30, 2012 2011 First Quarter Ended Dec 31, 2012 2011 Free Cash Flow(1) (in millions)

57 2.8% 7.8% ($400) ($300) ($200) ($100) $0 $100 $200 $300 $400 -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% FY09(1) FY12(2) FY09(3) FY12(2) Adjusted EBITDA(5) $ and % ($337) $22 Free Cash Flow from continuing operations before restructuring(4)(5) $116 $345 Revenue: $4,108 $4,418 (in millions) Strategic Decisions Yielding Positive Results $229M Improvement $359M Improvement 1) Continuing operations, as reported in FY09 earnings presentation which was reconciled to GAAP in 8-K dated Nov. 10, 2009. Amounts have not been recast for businesses reflected in discontinued operations subsequent to FY09. 2) Continuing operations, as reported and reconciled in FY12 Form 10-K (page 33). 3) Total free cash flow as reported in FY09 earnings presentation was ($429) million, which was reconciled to GAAP in 8-K dated Nov. 10, 2009. Excluding discontinued operations (as reported in FY09) and restructuring cash outflows of $39 million and $53 million respectively, free cash flow from continuing operations before restructuring in FY09 was ($337) million. 4) Includes pension contributions of $32 million in FY09 and $102 million in FY12. 5) See Appendix – “Non-GAAP Financial Information.”

58 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13Q4 12 Q1 13 Q2 13 Q 13 Q4 13 India Commercial Truck Europe Commercial Truck South America Commercial Truck Seasonal summer shutdown in 2013 Fiscal Year Fiscal Year Fiscal Year Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 China Off-highway Spring seasonal peak Expected meaningful recovery to begin Fiscal Year 1)Meritor forecast based on management’s current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide “Forward Looking Statements.” Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Recovery occurring sooner As of Nov. 14, 2012 As of Feb. 5, 2013 As of Nov. 14, 2012 As of Feb. 5, 2013 As of Nov. 14, 2012 As of Feb. 5, 2013 As of Nov. 14, 2012 As of Feb. 5, 2013 Market volatility expected to drive significant variability in quarterly revenue 2013 Market Volatility(1)

59 Permanent (in millions) Cost Reductions - Including Restructuring(1) 1) Meritor forecast based on management’s current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide “Forward Looking Statements.” Core Business FY13 Estimated Savings(1) Restructuring Costs Savings FY13 Run Rate Variable Labor Reductions $9 $11 Volume Dependent Structural Cost Reductions (includes January restructuring announcement and Canada plant closure) $22 - $32 $18 $37

60 Offsetting Margin Impact of FMTV Program • Proactively addressing negative margin impact from FMTV program end in 2014 • Benefit of restructuring actions expected to offset negative mix from wind down of FMTV production • Assumes market recovery offsets revenue impact of FMTV production ending in FY14 1) See Appendix – “Non-GAAP Financial Information.” FY12 EBITDA Margi FMTV Mix Impact Impact of Structural Cost Reductions Proforma 7.8% (1) Gap 0.1% - 0.2%

61 Fiscal Year 2013 Outlook(1)(2) Continuing Operations (in millions) FY13 Outlook(1) Sales (assuming constant currency) ~ $3,800 Adjusted EBITDA Margin ~ 7% Adjusted Earnings Per Share from Continuing Operations $0.25 - $0.35 Free Cash Flow from Continuing Operations before Restructuring Slightly Negative (including $73M of pension contributions) 1) Based on management’s current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide “Forward Looking Statements.” 2) See Appendix – “Non-GAAP Financial Information.”

62 Fiscal Year 2013 Planning Assumptions(1) (in millions) FY13 Estimate(1) Capital Expenditures $65 - $75 Interest Expense $95 - $105 Cash Interest $75 - $85 Cash Income Taxes $45 - $55 Restructuring Cash ~ $40 1) Based on management’s current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide “Forward Looking Statements.” Continuing Operations

63 4,418 3,800 4,500 7.0% 7.8% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 0% 2% 4% 6% 8% 10% FY 2013 FY 2012 10 Percent Adjusted EBITDA Margin Target(1) (in millions) Requirements to Achieve Target • Pricing • Material cost reductions • Structural cost reductions/footprint optimization • Recovery of global commercial vehicle markets 1) Adjusted EBITDA target of 10% is based on management’s planning assumptions. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide “Forward Looking Statements.” 2) See Appendix – “Non-GAAP Financial Information.” Management Execution ~ 1.5 – 2.0 ppt Market ~ 1.0 – 1.5% ppt FY 2016 10% +3% Margin Improvement

Treasury Update Carl Anderson Vice President & Treasurer

65 257 139 441 428 429 66 59 217 75 $733 $751 $627 Sep. 30, 2011 Sep. 30, 2012 Dec. 31, 2012 Ample Liquidity to Manage Cycles Revolver Availability Cash US A/R Securitization Facility Availability(2) 29% Trapped 1) Revenues for period ending Dec. 31, 2012 based on trailing twelve months which is equal to the aggregate revenue for the prior four quarters 2) U.S. securitization facility size was $125M at 9/30/2011 and $100M at 12/31/2012 • Amended and extended $515 million revolving credit facility, including $100 million term loan • Entered into new $100 million U.S. securitization facility • Entered into two new European factoring programs in 2012 to support working capital requirements Recent Transactions Percent of Revenue(1) 15% 16% 17% (in millions)

66 $515 million Revolving Credit Facility including $100 million Term Loan • Matures April 2017(1) • Availability subject to a quarterly collateral test - Borrowings cannot exceed 1.0x the collateral test value - As of end of Q1 FY13, sufficient headroom collateral above availability • Availability also subject to quarterly financial covenants - Based on maintaining a ratio of priority debt(2) to EBITDA of 2.25x on the last day of each fiscal quarter » Full compliance at end of Q1 FY13 (ratio was 0.57x) $100 million U.S. Securitization (U.S. Receivables) • Matures June 2015 • Same quarterly priority debt ratio as revolving credit facility and also has a cross default to revolving credit facility 1) Provided that if aggregate outstanding principal of 2015 senior notes >$100M on 6/1/15, maturity would be 6/10/15 2) Priority Debt includes foreign debt, U.S. Securitization, U.S. factoring and Term Loan Current liquidity position is adequate under current market conditions Liquidity – Headroom Under Revolver Covenants

67 1) Provided that if aggregate outstanding principal of 2015 senior notes >$100M on 6/1/15, maturity would be 6/10/15 As of First Quarter FY13 Capital Structure – Debt Maturity Profile (in millions)

68 • Remain proactive in managing long-term debt maturities - Recent 2026 convertible debt issuance and repurchase demonstrates commitment to this objective - Opportunistically address Sep. 2015 maturity during the next 12 to 18 months • Obtain “BB” credit metrics(1) as defined by S&P: - Debt(2) to EBITDA of about 3.2x - Free Operating Cash Flow to Total Debt(2) of about 11 to 12 percent • Reduce on-balance sheet debt and pension exposure - Board approval to opportunistically repurchase up to $150 million of debt - Free cash flow generation - De-risk pension liabilities Meritor Goals 1) Source: S&P US Industrial 3 Year Average Medians 2009-2011 2) Includes unfunded pension, OPEB, factoring and certain other liabilities. Capital Structure – Long-Term Strategy

Global Pension and OPEB Update

(in millions)

	FY09	FY10	FY11	FY12	Forecast FY13[(1)]
Global Pension					
Unfunded Status	$517	$609	$557	$529	N/A
Expense[(2)]	$30	$29	$24	$11	$0
Contributions[(3)]	$26	$71	$31	$102	$73
Discount Rate					
U.S.	5.70%	4.90%	4.85%	4.20%	N/A
U.K.	5.50%	5.00%	5.00%	4.60%	N/A
Expected Asset Returns					
U.S.	8.5%	8.5%	8.5%	8.0%	8.0%
U.K.	8.0%	8.0%	8.0%	7.5%	7.25%
Global OPEB					
Unfunded Status	$638	$594	$550	$559	N/A
Benefit Payments[(4)]	$75	$43	$40	$38	$40

1) Based on management's current planning assumptions and other factors. Actual results may differ materially from projections as a result of risks and uncertainties. Please see slide "Forward Looking Statements."
2) Based on continuing operations excluding restructuring expenses. FY10 excludes $7 million U.K. pension curtailment gain. Expenses related to pension plans of discontinued operations of $14M, $7M, and $2M are excluded from FY09, FY10, and FY11 respectively. Does not include the expected settlement loss of approximately $35 million anticipated in the third quarter of FY13 related to the full wind-up of certain Canadian pension plans.
3) Based on continuing operations. Contributions related to pension plans of discontinued operations of $6M, $9M, and $4M are excluded from FY09, FY10 and FY11, respectively.
4) Includes $28 million one-time settlement of USW retiree medical in Q109.

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70 • Phase I: Implement Liability Driven Investing Strategy - Fully implemented in the U.S., U.K. and Canadian pension plans - Designed to protect funded status from declines in discount rates through interest rate swaps and investments in long-duration bonds that match liability profiles - Use of derivatives frees up assets to allow for investments into higher return-seeking instruments i.e. equities and alternatives • Phase II: Implement Liability De-Risking Strategy - Consider opportunistically executing annuities and lump-sum buyouts » In Q3 FY13, more than $60 million of Canadian pension liabilities will be removed from the balance sheet through annuity purchases • Results in a non-cash settlement charge of approximately $35 million » Due to MAP-21 legislation, the U.S. ERISA funded status is >90% enabling ability to offer buyouts to selected sub-groups • Use of existing pension assets to retire pension liabilities • Shrinks overall size of plan to mitigate future volatility • Should result in reduction in US GAAP unfunded liability • Reduction of PBGC premiums and other administrative costs • Results in a non-cash settlement charge upon execution Meritor Two-Phase Approach Global Pensions – Risk Mitigation

Closing Remarks and Q&A Chip McClure Chairman, CEO and President

72 2013 Priorities • Maintain flexibility in an uncertain market and successfully execute as global markets recover •Remain focused on rigorous cost management •Continue to implement appropriate balance sheet strategies •Continue to invest in new product development to maintain market and technology leadership positions

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74 Appendix

75 • Meritor, Inc. (the company) announced on November 12, 2012 that it had revised its management reporting structure. The company will report future results under two segments: Commercial Truck & Industrial and Aftermarket & Trailer. Prior to this change, the Commercial Truck and Industrial businesses were separate reportable segments. • The company defines its operating segments as components of its business where separate financial information is available and is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The company’s chief operating decision maker is the Chief Executive Officer. • The Company evaluates the performance of its operating segments based on Segment EBITDA which is defined as income (loss) from continuing operations before interest expense, income taxes, depreciation and amortization, non-controlling interests in consolidated joint ventures, loss on sale of receivables, restructuring costs and asset impairment charges. • As required by Accounting Standards Codification (ASC) 280, “ Segment Reporting,” all future consolidated financial statements issued by the Company will reflect the reclassification of previously published segment data as a result of the above-mentioned changes to Meritor Inc.’s organizational structure. • The information included here affects disclosures related to previously disclosed segment results and does not in any way restate or revise the consolidated financial position, results of operations or cash flows in any previously reported Consolidated Statements of Income, Consolidated Balance Sheets or Consolidated Statements of Cash Flows of Meritor Inc. 2012 Business Segment Information

76 Sales EBITDA Q1 Q2 Q3 Q4 FY12 Commercial Truck & Industrial External 948$ 923$ 875$ 762$ 3,508$ Intersegment 27 28 28 21 104 Total 975$ 951$ 903$ 783$ 3,612$ Aftermarket & Trailer External 211 237 238 224 910 Intersegment 7 7 6 8 28 Total 218 244 244 232 938 Eliminations (34) (35) (34) (29) (132) Total Sales 1,159$ 1,160$ 1,113$ 986$ 4,418$ Q1 Q2 Q3 Q4 FY12 Segment EBITDA Commercial Truck & Industrial 61$ 75$ 71$ 63$ 270$ Aftermarket & Trailer 17 24 22 18 81 Segment EBITDA 78$ 99$ 93$ 81$ 351 Unallocated 1 (4) (1) (2) (6) Adjusted EBITDA 79$ 95$ 92$ 79$ 345 Interest expense (net) (24) (23) (25) (23) (95) Provision for income taxes (20) (17) (12) (7) (56) Depreciation and amortization (17) (16) (15) (15) (63) Restructuring (24) (3) (3) (9) (39) Loss on sale of receivables (3) (3) (1) (2) (9) Asbestos related liability remeasurement - - - (18) (18) Gain on sale of property - - 16 - 16 Noncontrolling interest (4) (4) (2) (1) (11) Net income (loss) from continuing operations (13)$ 29$ 50$ 4$ 70$ Income (loss) from discontinued operations, net (9) (9) (1 1 (18) Net income (loss) attributable to Meritor, Inc. (22)$ 20$ 49$ 5$ 52$ FY 2012 Segment Detail by Quarter (unaudited) (in millions)

77 Use of Non-GAAP Financial Information In addition to the results reported in accordance with accounting principles generally accepted in the United States (“GAAP”) included throughout this press release, the company has provided information regarding Adjusted income or loss from continuing operations, Adjusted diluted earnings per share from continuing operations, Adjusted EDITDA, free cash flow and free cash flow from continuing operations before restructuring payments which are non-GAAP financial measures. Adjusted income (loss) from continuing operations and Adjusted diluted earnings (loss) per share from continuing operations are defined as reported income or loss from continuing operations and reported diluted earnings or loss per share from continuing operations before restructuring expenses, asset impairment charges and other special items as determined by management. Adjusted EBITDA is defined as income (loss) from continuing operations before interest, income taxes, depreciation and amortization, non-controlling interests in consolidated joint ventures, loss on sale of receivables, restructuring expenses, asset impairment charges and other special items as determined by management. Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by consolidated sales. Free cash flow is defined as cash flows provided by (used for) operating activities less capital expenditures. Management believes that the non-GAAP financial measures used in this press release are useful to both management and investors in their analysis of the company's financial position and results of operations. In particular, management believes that Adjusted EBITDA is a meaningful measure of performance as it is commonly utilized by management and the investment community to analyze operating performance in our industry. Further, management uses Adjusted EBITDA for planning and forecasting in future periods. Management believes that free cash flow is useful in analyzing our ability to service and repay debt. Adjusted income (loss) from continuing operations, Adjusted diluted earnings (loss) per share from continuing operations and Adjusted EBITDA should not be considered a substitute for the reported results prepared in accordance with GAAP and should not be considered as an alternative to net income as an indicator of our operating performance or to cash flows as a measure of liquidity. Free cash flow should not be considered a substitute for cash provided by (used for) operating activities, or other cash flow statement data prepared in accordance with GAAP, or as a measure of financial position or liquidity. In addition, these non-GAAP cash flow measures do not reflect cash used to service debt or cash received from the divestitures of businesses or sales of other assets and thus do not reflect funds available for investment or other discretionary uses. These non-GAAP financial measures, as determined and presented by the company, may not be comparable to related or similarly titled measures reported by other companies. Set forth on the following pages are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP.

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